Exhibit 99.1

Epiphany Technology Acquisition Corp. Announces No Contribution Will be Made to Trust Account in Connection with its Extension

Palo Alto, California, Dec. 12, 2022 (GLOBE NEWSWIRE) — On December 12, 2022, Epiphany Technology Acquisition Corp. (the “Company”) announced that it has filed a supplement to its definitive proxy statement (the “Proxy Statement”), dated November 29, 2022, in connection with a special meeting in lieu of an annual meeting of the stockholders (the “Meeting”) to consider and vote on certain proposals, including an extension of the date by which the Company has to complete a business combination (the “Business Combination”) from January 12, 2023 to July 12, 2023 (the “Extension”). As stated in the Proxy Statement, the Sponsor had informed the Company that it (or its designees) intended to contribute to the Company Loans of $0.04 for each public share that is not redeemed for each calendar month that is needed by the Company to complete the Business Combination until July 12, 2023 if the Extension were to be approved and implemented. On December 12, 2022, the Sponsor informed the Company that it does not intend to make any such Loans in connection with the Extension. Accordingly, in the event the Extension is implemented, no additional deposit will be made to the Company’s trust account.

About Epiphany Technology Acquisition Corp.

Epiphany Technology Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any business or industry, it intends to focus its search on companies in the technology industry. The Company is led by co-Chief Executive Officer Ross Haghighat, co-Chief Executive Officer and Chief Financial Officer, Peter Bell, Chairman of the Board, Arthur Coviello, and Vice Chairman of the Board, Paul Deninger.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC (defined below). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with a special meeting in lieu of an annual meeting of the stockholders (the “Meeting”) to consider and vote upon the Extension and other matters and, beginning on November 30, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 22, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to MacKenzie Partners, Inc. at 1-800-322-2885 (toll free) or by email at proxy@mackenziepartners.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact person: Peter Bell

Title: Co-Chief Executive Officer and Chief Financial Officer

Phone: (619) 736-6855

Email: Epiphany@exploreracquisitions.com